UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)  April 25, 2008
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                             Transbotics Corporation
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             (Exact name of registrant as specified in its charter)


         Delaware                   0-18253                      56-1460497

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(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)              Identification No.)


            3400 Latrobe Drive Charlotte, NC                   28211

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        (Address of principal executive offices)             (Zip Code)

        Registrant's telephone number, including area code (704) 362-1115



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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events.

Transbotics' revolving credit facility with Wachovia Bank, N.A. was documented by a Promissory Note dated March 2, 2007 due March 31, 2008. Transbotics is in default under this Promissory Note. Wachovia and Transbotics have entered into a Modification and Forbearance Agreement dated April 23, 2008 that caps the credit facility at $935,000 and extends it to July 31, 2008. Interest accrues at the existing rate and is payable monthly. The entire indebtedness will be due and payable on July 31, 2008.


Item 9.01  Financial Statements and Exhibits

       (c) Exhibits
       Exhibit 99.1: Modification and Forbearance Agreement dated April 23, 2008


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   TRANSBOTICS CORPORATION

Date:  April 25, 2008
                                              By:  /s/ Charles W. Robison
                                                       Charles W Robison
                                                     Chief Executive Officer
                                                  (principal executive officer)
                                              By:  /s/ Claude Imbleau
                                                       Claude Imbleau
                                                    Chief Financial Officer




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